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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): OCTOBER 31, 2000





                              DVI RECEIVABLES CORP.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                                       333-68043                                      33-0608442
   ---------------------------------               -------------------------------               ---------------------------------
   (State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
   incorporation or organization)                                                                      Identification Number)


   2500 YORK ROAD
   JAMISON, PENNSYLVANIA                                                                                        18929
   ------------------------------------------                                                    ---------------------------------
   (Address of principal executive offices)                                                                  (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000



      ____________________________________________________________________
                   (Former name or former address, if changed
                              since last report.)


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Item 7.      Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending October 31, 2000, payment date November 13, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DVI Delaware Trust 1998-2
                                                  -------------------------
                                                           (Registrant)

                                            By:   DVI Receivables Corp.
                                                  Owner of Trust


Dated:     November 30, 2000                By:   /s/ Steven Garfinkel
                                                  ------------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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